Sale Of Vision Bank	12 Months Ended
Dec. 31, 2011
Sale Of Vision Bank [Abstract]
Sale Of Vision Bank

3. Sale of Vision Bank

On November 16, 2011, Park and Vision entered into a Purchase and Assumption Agreement (the "Purchase Agreement") with Home BancShares, Inc. ("Home") and its wholly-owned subsidiary Centennial Bank, an Arkansas state-chartered bank ("Centennial"), to sell substantially all of the performing loans, operating assets and liabilities associated with Vision to Centennial for a purchase price of $27.9 million.

Under the terms of the Purchase Agreement, Centennial will purchase the real estate and other assets described in the Purchase Agreement which are used in the banking business conducted by Vision at its eight offices in Baldwin County, Alabama and its nine offices in the Florida panhandle counties of Bay, Gulf, Okaloosa, Santa Rosa and Walton. Centennial will assume Vision's obligations relating to all of Vision's deposit accounts and will purchase substantially all of Vision's performing loans. The assets purchased and liabilities assumed by Centennial, classified on Park's consolidated balance sheet as held for sale at December 31, 2011, include the following:

Assets and Liabilities Held for Sale December 31, 2011 (in thousands)

Assets held for sale	2011
Cash and due from banks	$6,766
Loans	369,044
Allowance for loan losses	(13,100)
Net loans	355,944
Fixed assets	14,861
Other assets	4,891
Total assets held for sale	$382,462

Liabilities held for sale	2011
Deposits	$532,598
Other liabilities	3,588
Total liabilities held for sale	$536,186

The assets and liabilities held for sale were evaluated for impairment as of December 31, 2011 and continue to be carried at their historical cost, net of any previously established valuation allowance.

Vision will retain all of the non-performing loans and certain performing loans under the terms of the Purchase Agreement. As of December 31, 2011, the carrying balance of nonperforming loans totaled approximately $101 million and the carrying balance of performing loans totaled approximately $23 million. Prior to the transfer to assets held for sale, Vision Bank's allowance for loan losses totaled $23.8 million at December 31, 2011. Upon the transfer, $13.1 million was transferred out of the allowance for loan losses with the related loans that moved to assets held for sale. Management expects that the remaining loans at Vision Bank will be charged down by the remaining balance of the allowance for loan losses of $10.7 million prior to transfer to SE Property Holdings, LLC ("SE, LLC"). Vision Bank will be merged with and into SE, LLC, the non-banking subsidiary of Park's Parent Company, promptly following the closing of the transaction with Centennial.